Exhibit 99.2
Investor Presentation 11 September 2024

“The most powerful person in the world is the storyteller. The storyteller sets the vision, values and agenda of an entire generation that is to come.” STEVE JOBS

Disclaimer This presentation (the “presentation”) is being provided on a strictly confidential and non-reliance basis for informational purposes only. It shall not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger (as defined below) or (ii) an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase any securities, equity, debt or other financial instruments, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale or recommendation would be unlawful. This presentation has been prepared to assist interested parties in making their own evaluation with respect to a proposed business combination pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 11, 2024, by and among Southport Acquisition Corporation, a Delaware corporation (“Southport”), Sigma Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Southport (“Merger Sub”), and Angel Studios, Inc., a Delaware corporation (“Angel”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Angel (the “Merger”), with Angel surviving the Merger as a wholly owned subsidiary of Southport after the Merger, to be renamed “Angel Studios, Inc.”, in accordance with the terms and subject to the conditions of the Merger Agreement. Neither the Securities and Exchange Commission (“SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the proposed transaction, or determined that this presentation is truthful or complete. Any representation to the contrary is a criminal offense. This presentation and any related oral commentary are confidential and proprietary and are to be maintained in strict confidence and must not be replicated, copied, reproduced or disclosed, directly or indirectly, in whole or in part, to any other party. Each recipient agrees to maintain the confidentiality of the information contained in this presentation and communicated during any related oral commentary and use any such information in accordance with any contractual obligations to which it is subject, and applicable law, including U.S. federal and state securities laws. By receiving this presentation, each recipient also acknowledges that some or all of the information relating to it may be, or may become, material non-public information regarding Southport or Angel, or any of their respective affiliates, including any respective future affiliates, and that the securities laws of the U.S. and other relevant jurisdictions generally prohibit any persons who have material, non-public information in relation to a company from purchasing or selling securities of that company on the basis of such information or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. In addition, this presentation is intended solely for investors that are, and by receiving this presentation, the recipient expressly confirms that they are, qualified institutional buyers or institutions, entities or persons that are accredited investors (as such terms are defined under the rules of the SEC). This presentation does not constitute a commitment on the part of Southport or Angel to provide the recipient with access to any additional information or to execute the proposed transaction. This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident of, or located in, any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or applicable regulations or which would require any authorization, registration, notification or licensing within such jurisdiction. Persons into whose possession this presentation, any part of it or other information referred to herein comes should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Southport, Angel or any of their respective subsidiaries, stockholders, equityholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Southport nor Angel has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to corrections and/or changes, with or without notice, and any such corrections and/or changes may be material. Southport and Angel, and their respective representatives disclaim any duty to update, revise, correct or confirm the information contained in this presentation. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to evaluate a possible investment decisions or to make a full analysis of Southport, Angel, the proposed transaction or otherwise. Viewers of this presentation should each make their own evaluation of Southport and Angel and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. The information contained herein is as of September 11, 2024, and does not reflect any subsequent events.

FORWARD-LOOKING STATEMENTS This presentation may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Angel Studios and Southport. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of the combined company’s securities, (ii) the risk that the proposed transaction may not be completed by Southport’s business combination deadline and the potential failure to obtain an extension of the business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Southport and Angel Studios, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on Angel Studios’ business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of Angel Studios or diverts management’s attention from Angel Studios’ ongoing business operations and potential difficulties in Angel Studios employee retention as a result of the announcement and consummation of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Angel Studios or against Southport related to the Merger Agreement or the proposed transaction, (ix) the ability to list the combined company’s securities on a national securities exchange in connection with the transaction, (x) the price of Southport’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Southport plans to operate or Angel Studios operates, variations in operating performance across competitors, changes in laws and regulations affecting Southport’s or Angel Studios’ business, and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, (xiii) the evolution of the markets in which Angel Studios competes, (xiv) the costs related to the proposed transaction, (xv) Angel Studios’ expectations regarding its market opportunities, (xvi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict and the war in the Middle East, and (xvii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Angel Studios operates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Southport’s and Angel Studios’ annual reports on Form 10-K and Form 10, respectively, and quarterly reports on Form 10-Q, the Registration Statement on Form S-4 when available, including those under “Risk Factors” therein, and other documents filed by Southport and Angel Studios from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Angel Studios and Southport assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Angel Studios nor Southport gives any assurance that either Angel Studios or Southport, or the combined company, will achieve its expectations. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction, Southport intends to file a registration statement on Form S-4 (as it may be amended, the “Registration Statement”) with the SEC, which will include a preliminary prospectus and proxy statement of Southport and Angel Studios, referred to as a joint proxy statement/prospectus. Such documents are not currently available. When available, a final joint proxy statement/prospectus will be sent to all Southport and Angel Studios stockholders. Southport and Angel Studios will also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement, the joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Southport and Angel Studios (when available) through the website maintained by the SEC at http://www.sec.gov. The documents filed by Southport with the SEC also may be obtained free of charge upon written request to 8 Bolling Place, Greenwich, CT 06830. The documents filed by Angel Studios with the SEC also may be obtained free of charge on Angel Studios’ website at https://www.angel.com/legal/sec-filings or upon written request to 295 W Center Street, Provo, UT 84601. PARTICIPANTS IN SOLICITATION Southport, Angel Studios and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Southport, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Southport’s Annual Report on Form 10-K for its fiscal year ended December 31, 2023, which was filed with the SEC on April 1, 2024, under the headings “Directors, Executive Officers and Corporate Governance,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence.” To the extent holdings of Southport common stock by the directors and executive officers of Southport have changed from the amounts of Southport common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Angel Studios, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Angel Studios’ amended Form 10, which was filed with the SEC on May 13, 2024, under the headings “Security Ownership of Certain Beneficial Owners and Management,” “Directors and Executive Officers,” “Executive Compensation,” and “Certain Relationships and Related Transactions, and Director Independence.” To the extent holdings of Angel Studios common stock by the directors and executive officers of Angel Studios have changed from the amounts of Angel Studios common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the joint proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Southport or Angel Studios using the sources indicated above. USE OF PROJECTIONS This presentation contains projected financial information. Such projected financial information is forward-looking and is for illustrative purposes only. It should not be relied upon as being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to many significant business, economic, competitive and other risks and uncertainties. Refer to “Forward-Looking Statements” above. Actual results may differ materially from the results presented in such projected financial information, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither Southport’s nor Angel Studios’ independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. TRADEMARKS This presentation contains trademarks, service marks, trade names and copyrights of Southport, Angel Studios and other companies which are the property of their respective owners.

SECTION I COMPANY OVERVIEW In Theaters November 22, 2024

YOU help us choose which stories are: True Honest Noble Just We’re building a home for YOU — our Guild Members — to let filmmakers know which stories resonate, so you can positively impact the culture for future generations. Authentic Lovely Admirable Excellent Amplify “Light” MISSION

Join over 375,000 visionaries choosing and funding entertainment that amplifies light.

“Angel Studios, the game-changing distribution company” Oct 31, 2023 Key Highlights ~$300M Global Box Office for 2023 1M MAUs on the Angel App 9B+ Views (All-time) 375K+ Angel Guild Members ~45M Lifetime App Installs (Mobile + TV) 100+ Global Distribution Partners

Global Box Office $34.5 billion (2023) Global TV & Streaming $700 billion (2023) Source: https://variety.com/2023/film/news/barbie-oppenheimer-global-box-office-recovery-1235717398/ Source: https://variety.com/2023/global/global/omdia-mipcom-2023-global-tv-stats-1235764534/ Rank Distributor Movies in 2023 Gross in 2023 In Millions 1 Universal (Comcast) 22 $1,819 2 Walt Disney Studios 12 $1,447 3 Warner Bros. 18 $1,406 4 Sony Pictures 27 $983 5 Paramount Pictures 10 $844 6 Lionsgate 12 $580 7 20th Century Studios 4 $410 8 ANGEL 4 $220 9 AMC Entertainment 2 $213 10 Metro-Goldwyn-Mayer 5 $188 11 A24 16 $138 12 Focus Features 11 $117 Market Opportunity Angel’s first theatrical release was in April 2023.

▪ 4 out of every 5 theatrical releases fail at the box office* ▪ For every hit TV show, there are more than 100 misses** ▪ Hollywood is selling conflict, power, and war, but global audiences want more faith, inspiration, and morality*** Audiences Crave Stories that Resonate The problem is studio executives—gatekeepers living in a bubble in Hollywood—decide which stories are told. *Source: NPR.org planet money podcast, May 14, 2010 **Source: bloomberg.com Newsletter by Lucas Shaw Nov 5, 2023 ***Source: “The Global Faith and Entertainment Study” by HarrisX, Jul 26 – Aug 22, 2023.

▪ More Inspiration Less Conflict ▪ More Faith & Religion Less Power ▪ More Morality Less War What Viewers Really Want Angel seeks to align with desired themes in film / TV. Themes Most Present Themes Most Desired 01. _Family 01. _Friendship 02. _Friendship 02. _Nature 03. _Conflict 03. _Family 04. _Power 04. _Inspiration 05. _Nature 05. _Environment 06. _The Supernatural 06. _Faith & Religion 07. _War 07. _Morality 08. _Inspiration 08. _Tradition 09. _Tradition 09. _The Supernatural 10. _Morality 10. _Spirituality 11. _Politics 11. _The Afterlife 12. _Environment 12. _Politics 13. _Faith & Religion 13. _Power 14. _Work 14. _War 15. _Spirituality 15. _Redemption Source: HarrisX’s “The Global Faith and Entertainment Study” (The Faith and Media Initiative commissioned a global online survey of among 9,945 adults in 11 countries), Jul 26 – Aug 22, 2023.

Angel Guild members — rather than Hollywood executives — select winning films and shows prior to release, while also providing the core revenue stream that is recurring and growing. Anyone can join the Guild. Angel’s Solution: THE GUILD Our solution to Hollywood gatekeepers is to give audiences green-light power.

The Guild Predicts the Winners Average Rotten Tomatoes Popcornmeter for wide releases by Studio for 2023/2024

The Guild Selects the Slate All future releases were hand-selected by the Angel Guild, which has a strong track record. * Most of the release dates above are tenative and could change based on production schedules, marketing plans, and other factors.

Theatrical Launches Premium Angel Guild members receive complimentary tickets to every release, helping fill theater seats earlier than the competition.

* https://www.forbes.com/sites/conormurray/2024/06/26/film-studio-a24-valued-at-35-billion-after-thrive-capital-led-funding-round-the-companys-latest-success/ The Guild is Accelerating Revenue Performance Valuation of $3.5B* Valuation of $2B** 45% Sources: IMDB.com, RottenTomatoes.com, and the-numbers.com 6/7 films 217/483 films 23/127 films Historical film releases grossing $10M+ in theaters: 18% 86% ** Yahoo! Finance as of September 9, 2024

The Guild Revenue is Recurring and Growing Disclaimer: Angel actively started marketing Guild memberships in October 2023. Total Guild membership is more than 375k including paying and investor members. Active Paying Members Monthly and annual Guild memberships provide recurring and growing revenue. Cancellation rates are dropping — Guild Members are staying longer. Historical Churn Rate Churn is a monthly measure defined as customer cancellations divided by the sum of beginning subscribers and gross subscriber additions during the month. For this metric, a membership is considered cancelled when their membership ends, either at the end of a billing cycle or because of lack of payment. Because Angel has annual memberships, members that elect to cancel will not be reflected in this churn calculation until the subsequent year when their billing cycle ends.

The Guild Technology is Proprietary An innovative platform with 2 patents and 17 pending patents built from the ground up provides easy app access and a Pay it Forward option for engaged audiences. (1) As of June 2024.

SECTION II FINANCIAL OVERVIEW In Theaters December 20, 2024

2023 paying and non-paying members was 96k/122k respectively. Current paying and non-paying members is 222k/153k respectively. Next Year Member Growth assumes continued monthly member growth based on current growth trajectories * Scaling Angel Guild Member Growth Non-Paying Paying Angel Studios Revenue

Diversified Revenue Streams The Angel Guild’s enhanced ability to identify winning film and TV shows opens up opportunities for multiple revenue streams. ▪ Membership based service providing users with benefits including early access and voting rights on future content ▪ Premium members receive complimentary theatrical tickets to Angel films ▪ Membership fees are paid either monthly or on an annual basis ▪ Membership fees also help fund future TV shows and movies Merchandise ▪ Revenue generated from sales of merchandise related to Angel films and series, as well as physical DVD sales ▪ Offers direct online store for Angel Studios themed products, and wholesale products to retail partners Content Licensing ▪ Licensing of content to providers of TVOD, SVOD, Pay-Per-View and AVOD* ▪ Revenue is generated on fixed fee or minimum guarantee arrangements or as royalties Theatrical Releases ▪ Revenue earned as a percentage of box office sales for films distributed by Angel Studios ▪ Released four films for theatrical distribution in 2023 with plans to increase releases substantially in future years Guild * TVOD is transactional video on demand, SVOD is subscription video on demand, and AVOD is advertising video on demand.

Bitcoin Strategy: Seeking to Empower the Guild for Generations Angel’s treasury strategy is a for-profit “endowment for the arts” based on the Bitcoin standard that seeks to build a financial foundation to fund the world’s best filmmakers to produce stories that amplify light for generations to come. Angel Treasury (foundation) Stories that Amplify Light CURRENT BALANCE: 125 BTC

Bitcoin Strategy - MicroStrategy Case Study MicroStrategy (MSTR) adopted the Bitcoin standard on August 10, 2020, acquiring and holding Bitcoin for their treasury. Over the past four years, MicroStrategy has grown faster than Nvidia. On a time horizon of <4 years, bitcoin makes MSTR volatile, but on a longer time horizon, bitcoin has outperformed every asset for the past ten years. Four year time horizon On a time horizon of <4 years, Bitcoin makes MSTR volatile, but on a longer term horizon, Bitcoin has outperformed every asset for the past ten years.

Bitcoin Strategy - Rewarding Those Who Hold Historically, Bitcoin has risen in value against the dollar. Angel Studios plans to continue to acquire and hold Bitcoin as a strategic treasury asset. Four year time horizon Four year time horizon

• Giving the green-light power to the Guild • Continuing financial performance of audience-first film and TV choices • Funding filmmakers who serve the audience first • Shaping the future of the entertainment industry • Supporting Angel’s mission to tell stories that amplify light • Indirectly owning bitcoin, Angel’s strategic treasury asset Buying and Holding Angel Long-Term Means:

November 2025 SECTION III WHAT’S NEXT? In Theaters November 2025

Transaction Summary

Transaction Overview

- Southport Acquisition Corporation (OTC: "PORT") to combine with Angel Studios, Inc.
- Angel Studios existing shareholders and management will roll 100% of their equity into the combined company
- The transaction values the combined company at a $1.6 billion pro forma enterprise value
- Transaction is expected to be funded through a combination of PORT's remaining cash in trust and additional financing being pursued by Angel Studios and Southport prior to transaction close
- Transaction has no minimum cash condition. Closing expected to be completed in the first half of 2025

Illustrative Pro Forma Equity Ownership



Angel Studios Existing Shareholders, 94.9%
PORT Public Shareholders, 0.7%
PORT Founder Shares, 3.6%
Exchanged Warrant Holder Shares, 0.7%

Sources & Uses At Close

Sources ($mm)		
Angel Studios Existing Shareholders	$1,500	93%
PORT Founder Shares	58	4%
Angel Studios Existing Cash	25	2%
PORT Public Shareholders	12	1%
Exchanged Warrant Holder Shares	12	1%
Total	**$1,607**	**100%**

Uses ($mm)		
Angel Studios Existing Shareholders	$1,500	93%
PORT Founder Shares	58	4%
New Cash to Balance Sheet	26	2%
Exchanged Warrant Holder Shares	12	1%
Transaction Fees	11	1%
Total	**$1,607**	**100%**

Illustrative Pro Forma Enterprise Value

Total Shares Outstanding at Close (mm)	158.1
Stock Price Per Share at Issue ($)	$10.00
Implied Post-Money Equity Value ($mm)	1,581
Less: New & Existing Cash ($mm)[4]	(26)
Plus: Existing Debt ($mm)	6
Pro Forma Enterprise Value ($mm)	1,560

(1) Assumes 11.5 million public warrants exchanged for common shares (10-for-1 exchange).
(2) Assumes 100% of outstanding SPAC trust is retained.
(3) Inclusive of shares issued to Angel Studios and investors via potential additional financing.
(4) Includes Angel Studios existing cash, PORT cash in trust; less $11mm in transaction fees.

ANGEL

Management Team Experienced leadership team across entertainment and technology poised for continued growth Neal Harmon • Co-Founder of Angel Studios, Orabrush, Harmon Brothers • Holds a BA and MS from Brigham Young University Chief Executive Officer Angel Studios Patrick Reilly • Over 15 years of financial leadership • Holds a BS from Utah Valley University and MBA from University of Utah Chief Financial Officer Angel Studios Jeb Spencer • Co-Founder and Managing Partner of TVC Capital since 2006 • Currently serves on the board of directors of 8 software companies, previously served on 7 others • Holds a BA from Boston College and MBA from Harvard Business School Chief Executive Officer & Board Member Southport Acquisition Corp Ajay Madhok • Managing Partner of Angel Acceleration Fund • Co-Founder of ReBoot Digital, MOOVE Network, InLoop Network, AmSoft Systems, Equals • Holds a BE and Masters from Birla Institute of Technology and Science Executive Vice President of Business Strategy Angel Studios Jared Stone • Over 27 years of experience leading investments on behalf of institutional and family investors • Co-Founder of Northgate Capital, serving as • Managing Partner from 2001 to 2015 • Holds a BA from Yale Law School and MBA from Harvard Business School Chairman Southport Acquisition Corp Jennifer Nuckles • Over 28 years of experience in the technology sector • CEO and Chairperson of the Board of R-Zero • Previous EVP and NEO of NASDAQ: SOFI and CMO of NASDAQ: ZNGA • Holds a BA from UC Berkeley and MBA from Harvard Business School Chairman of the Audit Committee & Board Member Southport Acquisition Corp

Join the movement to build and empower millions of Guild members for generations to come.

A Diverse Investor Community

Angel's mission, innovation, and strategy interests multiple types of audiences and investors

ANGEL
STUDIOS

VALUES AUDIENCE

According to an Angel study conducted by NRG Group, the values audience is 37% of the US entertainment population. Over 100k people have already invested in Angel or Angel distributed projects.
52M values audience in USA.

TECHNOLOGY INVESTORS

Angel's proprietary tech and app distribution has attracted investment from the tech sector like Gigafund and Uncorrelated Ventures. Technology companies often enjoy higher multiples on revenue.

CRYPTO INVESTORS

By establishing a strategic Bitcoin treasury within Angel's balance sheet, crypto investors wanting indirect exposure to Bitcoin may also become part of Angel's investor pool.
52M crypto investors in USA.*

* Source: https://www.cointribune.com/en/crypto-adoption-in-the-united-states-battle-of-figures-between-the-fed-and-coinbase/

ANGEL

Whether as an investor, customer, or team member, thank you for joining us! Investor Relations investment@angel.com

SECTION IV APPENDIX

2013

The Company was founded in 2013 by four brothers, Neal, Daniel, Jeffrey, and Jordan Harmon. As fathers of young children, they were searching for high-quality films and TV shows that were true, honest, noble, just, authentic, lovely, admirable, and excellent, or, in other words, stories that amplify light

2016

VidAngel faced a lawsuit from major Hollywood studios, including Disney, for copyright violations, leading to a lengthy legal battle. In 28 hours, VidAngel raised $5 million for operations and lawsuit costs through a Regulation A+ securities offering, showing the Company's strong community support

2017


DRYBAR
COMEDY
ANGEL
STUDIOS

Proceeds from the 2016 securities offering were used to fund the release of *Dry Bar Comedy*

2020

VidAngel reached a settlement in the lawsuit, leading the Harmon brothers to sell the filtering service business, which provided customers the ability to filter out language, nudity and violence from movies and TV shows

2021


ANGEL
STUDIOS

The Company rebranded as Angel Studios, shifting its focus to producing original content through equity crowdfunding

2022


TUTTLE TWINS


THE WINGFEATHER SAGA

Through equity crowdfunding, the following series were launched:

- *Tuttle Twins* raised $4.6mm
- *The Wingfeather Saga* raised $5mm

2023


HIS ONLY SON


FREEDOM

- *His Only Son* was the first to utilize the Pay it Forward platform, making over $12 million
- *Sound of Freedom* became one of the highest-grossing independent films of all time with $200mm+ at the box-office

ANGEL

SOURCE: https://stephenfollows.com/how-has-the-cost-of-making-a-movie-changed-in-recent-years/ Hollywood Production Budgets are Rising Includes all live-action fictional feature films released in North America on home entertainment by a distributor who typically represented theatrically distributed films outside of the pandemic, and for which a budget figure is available. Budgets in non-USD currencies were converted to USD at the rate in their principal production year. Figures not inflation adjusted.

Angel’s waterfall is better than Hollywood. The model aligns incentives for investors, filmmakers, and Angel, while holding down production costs and increasing upside. Angel Waterfall Alignment

Traditional Popular Angel

MEMBERSHIP & CURATION

Our Competitive Differentiation The Angel Guild green-lights shows at Angel (not executives)

BOX OFFICE TECH

Sell Seats Earlier Scaling Zone (2 weeks) Opening night Harvest Tracked Sales • Direct-to-Audience relationships • Marketing budgets are used primarily to drive pre-sales of tickets • Digital tracking and attribution • Seamless ticket sales, payments, showtime and seat selection on Angel platform Differentiated Benefits DATA-DRIVEN DECISIONS Angel's Marketing and Technology Combination